Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments at FVTOCI	$ 482,559	$ 15,703	$ 943,354
Investments in debt instruments at FVTOCI	1,059,712	34,485	1,076,458
Total	$ 1,542,271	$ 50,188	$ 2,019,812